Exhibit 99.1

Investor Presentation Q1 – 2026

Cautionary Note Regarding Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements do not discuss historical facts but instead relate to expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance. Forward-looking statements are generally identified by words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend,” “goal,” “focus,” “maintains,” “future,” “ultimately,” “likely,” “ensure,” “strategy,” “objective,” and similar words or phrases. These statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties. We have based these statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, liquidity, results of operations, business strategy and growth prospects. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements due to a number of factors, including, but not limited to, business and economic conditions along with external events, both generally and in the financial services industry; susceptibility to credit risk and fluctuations in the value of real estate and other collateral securing a significant portion of our loan portfolio, including with regards to real estate acquired through foreclosure, and the accuracy of appraisals related to such real estate; changes impacting monetary supply and the businesses of our clients and counterparties, including levels of market interest rates, inflation, currency values, monetary, fiscal, and international trade policy, and the volatility of trading markets; our ability to maintain sufficient liquidity to meet the requirements of deposit withdrawals and other business needs; our desire to raise additional capital in connection with strategic growth initiatives and our ability to access the capital markets when desired or on favorable terms; changes in the fair value of our investment securities can fluctuate due to market conditions outside of our control; our investments in financial technology companies and initiatives may subject us to material financial, reputational and strategic risks; the allowance for credit losses and fair value adjustments may be insufficient to absorb losses in our loan portfolio; any service interruptions, cyber incidents or other breaches relating to our technology systems, security systems or infrastructure or those of our third-party providers; the occurrence of fraud or other financial crimes within our business; competition from other financial services providers, including traditional financial institutions and financial technology companies, and the effects of disintermediation within the banking business including consolidation within the industry; changes to federal government lending programs like the Small Business Administration’s Preferred Lender Program and the Federal Housing Administration’s insurance programs, including the impact of changes in regulations, budget appropriations and a prolonged government shutdown on such programs; impairment of our mortgage servicing rights, disruption in the secondary market for mortgage loans, declines in real estate values, or being required to repurchase mortgage loans or reimburse investors; claims and litigation related to our fiduciary responsibilities in connection with our trust and wealth business; our ability to manage and execute our organic growth and acquisition strategies, including our ability to realize the expected benefits of our acquisition strategies; developments in technology, such as artificial intelligence, the success of our digital growth strategy, and our ability to incorporate innovative technologies in our business and provide products and services that satisfy our clients’ expectations for convenience and security; our ability to integrate Vista Bank into our business may be more difficult, costly or time consuming than expected and we may fail to realize the anticipated benefits or cost savings of the merger; failure to obtain regulatory approvals or consummate attractive acquisitions or continue to increase organic loan growth would restrict our growth plans; the accuracy of projected operating results for assets and businesses we acquire as well as our ability to drive organic loan growth to replace loans in our existing portfolio with comparable loans as loans are paid down; our ability to comply with and manage costs related to extensive and potentially expanding government regulation and supervision, including current and future regulations affecting bank holding companies and depository institutions; our inability to execute our capital allocation strategy, including paying dividends or repurchasing shares, is subject to regulatory limitations; the application of any increased assessment rates imposed by the Federal Deposit Insurance Corporation; claims or legal action brought against us by third parties or government agencies; the loss of our executive officers and key personnel; changes to federal, state and local laws and regulations along with executive orders applicable to our business, including tax laws; and other factors, risks, trends and uncertainties described elsewhere in our other filings with the Securities and Exchange Commission. The forward-looking statements are made as of the date of this communication, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. About Non-GAAP Financial Measures Certain financial measures and ratios we present are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these differences by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included in the Reconciliation of Non-GAAP Measures section of the Appendix. Market and Industry Data This presentation may reference certain market, industry and demographic data, forecasts and other statistical information that we have obtained from various independent third-party industry sources and publications. We believe that these sources and estimates are reliable but have not independently verified them. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. Further Information: This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports Legal Disclaimers 2

07 14 18 23 28 30 32 35 42 07 15 20 25 27 29 32 39 Financial Performance Credit Balance Sheet 2UniFi Cambr Management Team Corporate Governance Appendix Table of Contents

Attractive Markets

National Bank Holdings CORPORATION



BANK OF JACKSON HOLE

8 banking centers[1]
- Wyoming: #1 in State Tax Competitiveness Index *(Tax Foundation 2025)*
- Wyoming: #2 Tax Friendly state for middle income families *(Kiplinger 2025)*

Community Banks of Colorado

36 banking centers
- Denver: #5 in Hottest U.S. Housing Markets *(U.S. News 2025)*
- Colorado: #6 Best Economy in the U.S. *(U.S. News 2025)*

Hillcrest Bank

15 banking centers across Texas, Utah, New Mexico, and Idaho
- Utah: #3 Best Economy in the U.S. *(U.S. News 2025)*
- Idaho: #4 Best Economy in the U.S. *(U.S. News 2025)*

Bank Midwest

32 banking centers
- Kansas City: #2 in Most Resilient U.S. Housing Markets *(U.S. News 2025)*
- Kansas City: #3 in Most Livable Metros *(RentCafe 2026)*

Vista Bank

12 banking centers
- 11 banking centers in Texas
- 1 banking center in Palm Beach, Florida
- Florida: #1 Best Economy in the U.S. (U.S. News 2025)
- Texas: #2 Best Economy in the U.S. *(U.S. News 2025)*

Company Highlights	
Headquarters	Denver, CO
Banking Centers[1]	100+
Listing	NYSE: NBHC
Balance Sheet	**1Q26**
Total Assets	$12.6 billion
Total Loans	$9.6 billion
Total Deposits	$10.5 billion
Key Ratios	**1Q26**
Common Equity Tier 1	12.51%
Tier 1 Leverage	10.45%
ROATA[2]	0.79% / 1.20%[3]
ROATCE[2]	7.75% / 11.79%[3]
Net Interest Margin FTE	4.06%
ACL / Loans	1.18%
Efficiency Ratio FTE	75.09% / 61.28%[3][4]

[1] As of March 31, 2026. Includes one banking center shared by NBH Bank and Bank of Jackson Hole Trust.

[2] Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures to the comparable GAAP financial measures, ROAA and ROAE, which totaled 0.70% and 5.02% respectively.

[3] Adjusted for acquisition-related expenses and restructuring expenses. Represents a non-GAAP financial measure. See Appendix for a reconciliation of this measure to the comparable GAAP financial measure.

[4] Excluding other intangible asset amortization.

4

Source: S&P Global Market Intelligence, FactSet Research Systems, Bloomberg; market data as of 3/31/2026 (1)Peer median of the following group of 55 regional banks included in the S&P Small Cap 600 Index, not including NBHC: ABCB, AUB, AX, BANC, BANF, BANR, BBT, BKU, BOH, CASH, CATY, CBU, CFFN, CHCO, CPF, CUBI, CVBF, DCOM, EGBN, FBK, FBNC, FBP, FCF, FFBC, FHB, FIBK, FULT, HAFC, HFWA, HOPE, HTH, INDB, LKFN, NBTB, NWBI, OFG, PFBC, PFS, PRK, RNST, SBCF, SBSI, SFBS, SFNC, STBA, STEL, TBBK, TFIN, TMP, TRMK, TRST, UCB, WABC, WAFD, WSFS. (2)Represent non-GAAP financial measures. YE22’s adjustments relate to acquisition-related expenses incurred. YE24’s adjustment relates to non-recurring loss on security sales. YE25’s adjustments relate to acquisition-related expenses incurred and non-recurring loss on security sales. 1Q26’s adjustments relate to acquisition-related expenses incurred and restructuring expenses. See Appendix for a reconciliation of these measures to the most comparable GAAP financial measures. 115.0% 139.7% (50%) 0% 50% 100% 150% 200% 250% S&P600 Bank median NBHC 10-year Performance of NBH Shareholder Returns vs. S&P 600 Regional Banks(1) Shareholder Returns $0.87 $0.94 $1.04 $1.12 $1.20 $0.32 2021 2022 2023 2024 2025 1Q26 $93.6 $28.3 $142.0 $118.8 $117.6 $20.8 YE21 YE22 YE23 YE24 YE25 1Q26 Net Income Non-Adjusted Adjusted $123.9 $8.0 $109.6 $5.1 $71.3 (2) $99.6(2) (2) Dividend Payout Ratio Target 30 - 40% of earnings Historical Dividend Per Share ($ in millions) 5 (2) $11.8 $32.6 CAGR: 8%

Recent Recognitions 6

Financial Performance

Q1 2026 Financial Highlights • Completed the acquisition of Vista Bancshares, Inc. (“Vista”), with operations in Dallas-Ft. Worth, Austin and Lubbock, Texas and Palm Beach, Florida. The acquisition added $1.9 billion in total loans and $2.2 billion in total deposits as of the closing date. • In January 2026, adopted new share repurchase program authorizing the purchase of up to $100.0 million of NBHC common stock. Executed $16.1 million of share repurchases in 1Q26. • Adjusted net income was $32.6 million(1)(2) , or $0.72 per diluted share(1)(2) • Generated record quarterly loan fundings of $805.5 million • Adjusted return on average tangible assets of 1.20%(1)(2) • The net interest margin FTE widened 17 basis points to 4.06%(3), compared to the prior quarter • Adjusted pre-provision net revenue increased 21.7% to $47.5 million(1)(2), compared to the prior quarter • Non-interest income increased 16.9% to $18.0 million compared to 1Q25 • Solid capital with a Tier 1 leverage ratio of 10.45% • Cash/investment securities portfolio with an average duration of 2.7 years (1) Adjusted for acquisition-related expenses related to the acquisition of Vista and for restructuring expenses. (2) Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures to the most comparable GAAP financial measure. (3) Presented on a fully taxable equivalent basis using the statutory tax rate of 21%. The tax equivalent adjustments included are $2,182 and $2,059 for the three months ended March 31, 2026, and December 31, 2025, respectively.. Net Income $20.8 million / $32.6 million adjusted (1)(2) 4.06% Net interest margin FTE(3) Capital Ratios 12.51% Common Equity Tier 1 Ratio Deposits Approximately 63% FDIC insured deposits Loans Q1 annualized loan growth of 12.4% ACL / Loans 1.18% 8

Profitable Steady Growth


Net Income
* In millions
Non-Adjusted
Adjusted
$88.6
$93.6
$99.6(1)
$28.3
$71.3
$142.0
$123.9(1)
$5.1
$118.8
$117.6(1)
$8.0
$109.6
$32.6(1)
$11.8
$20.8
YE20
YE21
YE22
YE23
YE24
YE25
1Q26


Pre-Provision Net Revenue FTE(2)
* In millions
Non-Adjusted
Adjusted
$132.1
$110.8
$143.5(2)
$15.1
$128.4
$190.0
$165.7(2)
$6.6
$159.1
$169.8(2)
$10.5
$159.3
$47.5(2)
$15.4
$32.1
YE20
YE21
YE22
YE23
YE24
YE25
1Q26


EPS (Fully Diluted)
Non-Adjusted
Adjusted
$2.85
$3.01
$3.05(1)
$0.87
$2.18
$3.72
$3.22(1)
$0.14
$3.08
$3.06(1)
$0.21
$2.85
$0.72(1)
$0.26
$0.46
YE20
YE21
YE22
YE23
YE24
YE25
1Q26


ROATA(1)
Non-Adjusted
Adjusted
1.44%
1.37%
1.32%(1)
0.95%
1.57%
1.36%(1)
1.30%
1.30%(1)
1.22%
1.20%(1)
0.79%
YE20
YE21
YE22
YE23
YE24
YE25
1Q26


ROATCE(1)
Non-Adjusted
Adjusted
13.27%
12.87%
13.75%(1)
9.91%
18.23%
14.20%(1)
13.65%
12.15%(1)
11.36%
11.79%(1)
7.75%
YE20
YE21
YE22
YE23
YE24
YE25
1Q26


Efficiency Ratio FTE
Non-Adjusted
Excluding other intangible asset amortization, adjusted(2)
60.9%
60.6%
63.4%
63.0%
62.2%
57.1%
56.0%
54.3%
61.5%
58.7%
62.4%
58.4%
75.1%
61.3%
YE20
YE21
YE22
YE23
YE24
YE25
1Q26

(1)Represents a non-GAAP financial measure. YE22 adjusted for $15.1 million of pre-tax acquisition-related expenses and $21.7 million of pre-tax CECL Day 1 provision expense. YE24 adjusted for $6.6 million of pre-tax loss on security sales. YE25 adjusted for $7.2 million of pre-tax acquisition-related expenses and $3.3 million of pre-tax loss on security sales. 1Q26 adjusted for $15.3 million of pre-tax acquisition-related expenses and restructuring expenses. See Appendix for a reconciliation of these measures to the most comparable GAAP financial measure.

(2) Represents a non-GAAP financial measure. YE22 adjusted for $15.1 million of pre-tax acquisition-related expenses. YE24 adjusted for $6.6 million of pre-tax loss on security sales. YE25 adjusted for $7.2 million of pre-tax acquisition-related expenses and $3.3 million of pre-tax loss on security sales. 1Q26 adjusted for $15.3 million of pre-tax acquisition-related expenses and restructuring expenses. See Appendix for a reconciliation of these measures to the most comparable GAAP financial measure.

9

10 Growth Trends $6.7 $7.2 $9.6 $9.9 $9.8 $9.9 $12.6 YE20 YE21 YE22(1) YE23 YE24 YE25 1Q26(2) Total Assets $4.2 $4.5 $7.2 $7.7 $7.8 $7.4 $9.6 $0.2 YE20 YE21 YE22(1) YE23 YE24 YE25 1Q26(2) Total Loans Non-PPP Loans PPP Loans $4.4 $707.3 $728.8 $776.0 $860.3 $961.8 $1,050.1 $1,162.3 YE20 YE21 YE22 YE23 YE24 YE25 1Q26 (1) Includes $2.3 billion of total assets and $1.7 billion of loans added through the Rock Canyon Bank and Bank of Jackson Hole acquisitions in 2022. (2) Includes $2.5 billion of total assets and $1.9 billion of loans added through the Vista acquisition in 2026. (3)Represents a non-GAAP financial measure. See Appendix for a reconciliation of this measure to the most comparable GAAP financial measure. ($ in millions) Tangible Common Equity(3) ($ in billions) ($ in billions)

11 Disciplined Long-Term Growth (1) S&P 600 Regional Bank index (median of 51 banks with data reported for both 2013 and 2025); (2) Calculated as the sum of tangible book value (non-GAAP measure, reconciled in Appendix) of $1.2 billion as of March 31, 2026, and total dividends distributed life to date of $309.7 million, less Net Capital Deployed which equates to Capital Generated of $1.1 billion with a CAGR of 12% over 12 years; (3) Calculated as the initial $1.0 billion in initial capital raised less $622.3 million of repurchased shares life to date. 28.5% 5.9% Diluted Earnings Per Share NBHC S&P 600 Regional Banks 12-Year EPS CAGR 2013 - 2025 Net Capital Deployed Capital Generated Capital Generated – 12 Year CAGR 2014 – 1Q26 $378 mm(3) $1.1 b(2) Total Capital $1.5 billion NBHC (1) 12% C A G R

12 Prudent Stewards of Capital ▪ $538 million in excess capital over 7.0% common equity tier 1 risk-based regulatory requirement ▪ Double-leverage ratio of 98.6% ▪ Adopted new repurchase program to purchase up to $100 million shares ▪ Executed $16.1 million of share buybacks in 1Q26 ▪ Holding company cash reserves of $156.3 million, sufficient to support shareholder dividend payments ▪ High quality capital stack TIER 1 LEVERAGE 10.45% COMMON EQUITY TIER 1 RISK-BASED 12.51% TIER 1 RISK-BASED 12.51% TOTAL RISK-BASED 15.78% TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS(1) 9.60% NBHC 1.30% PEER MEDIAN(3) 1.24% Adjusted ROATA(1)(2) – 2025 (1)Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures to the most comparable GAAP financial measures. (2)Presented on a one-quarter lag. (3)Peer median includes the following group of 55 regional banks included in the S&P 600 Regional Banks Index, not including NBHC, that have reported ROATA results for 2025: ABCB, AUB, AX, BANC, BANF, BANR, BBT, BKU, BOH, CASH, CATY, CBU, CFFN, CHCO, CPF, CUBI, CVBF, DCOM, EGBN, FBK, FBNC, FBP, FCF, FFBC, FHB, FIBK, FULT, HAFC, HFWA, HOPE, HTH, INDB, LKFN, NBTB, NWBI, OFG, PFBC, PFS, PRK, RNST, SBCF, SBSI, SFBS, SFNC, STBA, STEL, TBBK, TFIN, TMP, TRMK, TRST, UCB, WABC, WAFD, WSFS, as reported via S&P Global Market Intelligence through April 24, 2026. Capital Ratios – 1Q26

13 Net Interest Income $88.6 $89.3 $90.2 $88.3 $111.0 1Q25 2Q25 3Q25 4Q25 1Q26 Net Interest Income FTE(1) ($ in millions) 3.93% 3.95% 3.98% 3.89% 4.06% 1Q25 2Q25 3Q25 4Q25 1Q26 Net Interest Margin FTE (1) 2.07% 2.09% 2.10% 1.93% 1.98% 1Q25 2Q25 3Q25 4Q25 1Q26 Cost of Funds Highlights ▪ Net interest income (FTE) grew 25.3% to $111.0 million in 1Q26, compared to prior year. ▪ Net interest margin (FTE) widened 13 basis points to a strong 4.06% during 1Q26, compared to 1Q25, driven by an increase in earning asset yields and the below noted improvement in the cost of funds. ▪ Cost of funds improved nine basis points to 1.98% during 1Q26, compared to prior year. (1) Presented on a fully taxable equivalent basis using the statutory tax rate of 21%.

14 Trust and Wealth Partners ▪ Trust and Wealth Management solution tailored to high net worth individuals ▪ Scalable Private Wealth team provides a broad range of financial and retirement planning solutions, creating an opportunity to further leverage the platform to new and existing NBH clients ▪ Established relationships with strong investment and research partners drives ability to cross-sell ▪ Fee income drives revenue diversification and attractive recurring earnings 550+ High Net Worth Client Accounts $1.4 billion AUM

Credit

Uniquely Diversified $9.6 Billion Loan Portfolio


C&I 45% and Owner-occupied CRE 13%
Non-owner occupied CRE 26%
Residential 16%
15%
7%
4%
3%
3%
2%
1%
6%
14%
1%
1%
11%
5%
4%
4%
3%
3%
3%
2%
2%
2%
1%
1%
1%
1%

C&I, 45% and Owner Occupied CRE , 13%

- Government & Municipal, 11%
- Equipment Leasing, 5%
- Restaurant, 4%
- Transportation & Warehousing, 4%
- Educational Services, 3%
- Real Estate Rental & Leasing, 3%
- Retail Trade, 3%
- Financial Services, 2%
- Materials & Construction Companies, 2%
- Manufacturing, 2%
- Wholesale Trade, 1%
- Agribusiness, 1%
- Food and Other, 1%
- Lender Finance, 1%
- All Other C&I, 15%

Non Owner Occupied CRE, 26%

- Hotel & Lodging, 7%
- Land Development, 4%
- Multifamily, 3%
- Warehouse & Industrial, 3%
- Office, 2%
- Commercial Construction, 1%
- All Other, 6%

Residential, 16%

- Residential Sr. Lien, 14%
- Residential Jr. Lien, 1%
- Other, 1%

Granular and Well-Diversified Loan Portfolio

- Self-imposed concentration limits ensure a granular and diverse loan portfolio and protect against downside risk to any particular industry or real estate sector
- Individual industry sectors are limited to no more than 15% of total loan commitments, with the majority being 10% or less
- Non-owner occupied CRE is 165% of risk-based capital and no specific property type exceeds 7%
- New commercial loans originated YTD:
  - Average funding of $2.9 million
  - Weighted average commitment, including unused, of $3.2 million
- Residential loans originated YTD:
  - Average funding of $938 thousand
  - Average FICO of 760
  - Average LTV of 72%
- Top 25 originated relationships as of March 2026:
  - Average funded balance of $33 million
  - Average commitment of $36 million

Note: Information as of March 31, 2026.

16

17 Granular Commercial Real Estate Portfolio Non-owner occupied CRE(1) Non-owner occupied CRE Portfolio Characteristics Hotel & Lodging 25% Multifamily 12% CML Const. Retail 4% 15% Warehouse & Ind. 11% All Other 12% CML A & D 4% Office 8% Nursing Home 2% 1-4 Family Const. 7% • Total non-owner-occupied CRE to total risk-based capital ratio at a low 165% at March 31, 2026, reflecting a well-balanced risk profile • Office: • Average LTV of 45% • 2.0% of total loans(2) • Retail: • Average LTV of 50% • 3.4% of total loans(2) • Multifamily: • Average LTV of 53% • 2.9% of total loans(2) • Hotel & Lodging: • High performing properties generally personally guaranteed by liquid and high net worth individuals • Average LTV of 44% Note: Information as of March 31, 2026. (1)Percentages are as a total of the non-owner occupied CRE portfolio. (2)Percentages are based on principal balances plus available credit divided by loans and available credit.

18 Strong Credit Quality History YE23 YE24 YE25 1Q26 Loan charge-offs 0.34% 0.41% 0.32% 0.26% 0.03% 0.05% 0.02% 0.05% 0.05% 0.01% 0.02% YE23 YE24 YE25 1Q26 Non-performing loans Acquired non-performing loans OREO 0.35% 0.04% Non-performing Loans Non-performing Asset Composition Net Charge-Offs(1) Total Classified Loans 0.42% (1)As a % of average total loans (2)1Q26 results are annualized. $28 $36 $25 $30 0.37% 0.46% 0.34% 0.31% YE23 YE24 YE25 1Q26 Non-performing loans Non-performing loans as a % of total loans 0.02% 0.47% 0.36% 0.13% 0.34% $52 $128 $160 $16 $84 $19 $17 $54 0.7% 1.9% 2.4% 1.4% YE23 YE24 YE25 1Q26 Classified loans Acquired loans % of total loans $177 $138 $68 $147 0.34% ($ in millions) (2) $ in millions

19 Credit Loss Protection $113.4 Total Loan Loss Coverage Including Loan Marks 1.43%(1) ACL/Total Loans 1.18% Loan Marks/Total Loans 0.25%(1) $24.0 $137.4 All dollars in millions (1)Represents a non-GAAP financial measure. Calculated to include acquired loan marks of $24.0 million divided by total loans of $9.6 billion. ACL 3/31/2026 Loan Marks 3/31/2026 TOTAL 3/31/2026

Balance Sheet

21 Solid Loan Growth • Generated quarterly loan fundings of $805.5 million, driving annualized loan growth of 12.4% • Portfolio built on a relationship-banking strategy, with emphasis on depository and treasury management relationships • Self-imposed concentration limits; individual industry sectors are limited to no more than 15% of total loan commitments, with the majority being 10% or less • Industries requiring in-depth knowledge are managed by specialty banking teams, with dedicated specialist underwriters • New loan fundings over the trailing twelve months totaled $2.1 billion (highest in company history), led by commercial loan fundings of $1.4 billion $1.2 $1.5 $2.0 $1.5 $1.5 $1.6 $2.1 FY20 FY21 FY22 FY23 FY24 FY25 1Q26 (1)Excludes loans held-for-sale (2)Trailing twelve months Owner-Occupied CRE 13% Non-Owner Occupied CRE 26% Resi Mortgage & Consumer 16% C & I 45% Loan Composition ($9.6 Billion) Quarterly Loan Fundings (1) ($ in millions) Total Loan Fundings(1) ($ in billions) $255.7 $322.7 $421.2 $591.0 $805.5 1Q25 2Q25 3Q25 4Q25 1Q26 (2)

22 Liquidity: $1.7 Billion 21.9% 4.7% 73.4% Cash U.S. Treasury U.S. Agency Mortgage/Sponsored Debt • Liquidity portfolio duration of 2.7 years • Portfolio used exclusively as an on-balance sheet source of liquidity: • 58% unencumbered • 42% pledged directly to client deposits or repo • No credit risk exists given 98.2% of investment portfolio is U.S. agency/sponsored agency and U.S. Treasury backed $1.7 Billion Liquidity Portfolio(1) (1)Represents market value as of March 31, 2026, regardless of AFS/HTM designation. Excludes investments made under equity accounting method.

23 Low Cost Transaction Deposits Granular Deposit Base ▪ No exposure to venture capital or crypto deposits ▪ Cost of average transaction deposits decreased 12 basis points to 1.71% during 1Q26, compared to 1Q25 ▪ The mix of transaction deposits to total deposits was 87.6% Low Cost Deposits $7.0 $7.3 $7.1 $8.8 $1.0 $1.0 $1.1 $1.3 YE23 YE24 YE25 1Q26 Average Transaction Deposits Average Time Deposits 47% 44% 41% 40% 41% 44% 45% 48% 8% 9% 10% 9% 4% 3% 4% 3% $8.2 $8.2 $8.3 $10.5 0% 50% 100% YE23 YE24 YE25 1Q26 Demand & NOW Savings & MM CDs < $250k CDs >= $250k 88% Non-Time 88% Non-Time 86% Non-Time 88% Non-Time 5.50% 4.50% 3.75% 3.75% 1.26% 2.07% 1.79% 1.71% 1.37% 2.23% 2.02% 1.94% FY23 FY24 FY25 1Q26 Fed Funds rate Cost of transaction deposits Cost of deposits Low Cost Transaction Accounts Deposit Composition ($ in billions)

24 Relationship Focused Deposit Base: $10.5 Billion • Approximately 63% FDIC insured • Granular deposit base: • Average deposit balance on full relationship basis of approximately $97 thousand • Average deposit balance per account of approximately $57 thousand • Approximately $0.6 billion of deposits collateralized • No concentrations to any industry, sector or geography • No venture capital or crypto deposits 3% Deposit Composition4% 3% 4% Time Deposits 12% Savings & Money Market Deposits 48% Non-interest bearing DDA 25% Interest bearing DDA 15% Transaction Accounts 88%

2UniFi S M

TREASURY SWEEP BUSINESS BANKING WITH CONFIDENCE DIGITAL ONBOARDING NATIONAL REACH FDIC insured deposits + national reach Why it matters? Capture nationally, serve regionally – best of both Industry Standard: Most Fintechs lack a charter; community banks lack national reach Empowering small and medium sized businesses Empowering businesses with financial tools, data-driven insights, and the freedom to grow— with no hidden fees, easy money movement tools, automatic savings, and access to working capital. Fully digital – minutes to fund Why it matters? Faster funnel velocity, lower customer acquisition cost, higher conversion Industry Standard: Days to weeks for SMB account opening at incumbents Available to every small & medium sized business client Why it matters? Drives stickier relationships with higher balances Industry Standard: Only reserved for enterprise and commercial clients at most banks STRATEGY Enterprise-grade products, digital onboarding, and national digital reach. A combination few SMB banks deliver together.

CambrS M

28 Cambr Overview About Cambr Strategic Rationale Relationship Schematic Diversifies NBH’s Deposit Franchise with Minimal Overhead Costs End User Bank of Record NBH Custodial Account Cambr Deposit $ $ $ Network Embedded Finance Program Data Deposit Flows Account Details & Instructions ▪ Funding Flexibility: Certain relationships with Banks of Record enable NBH to keep deposits or “push” them to the bank network as needed ▪ Manage liquidity ▪ Manage capital (leverage ratio) ▪ Minimal Overhead: The Cambr platform is primarily fixed expense base with minimal variable expenses ▪ Competitive Hedge: Benefit from ongoing embedded finance competition and disruption in the banking industry ▪ Income Diversification: Cambr income is not tied to NBH balance sheet growth ▪ Multitude of Use Cases: Cambr’s technology can support deposit management for a broad range of business segments ▪ Cambr offers the use of a deposit administration platform (the Cambr platform) to various depository institutions, each known as a Bank of Record, that hold the deposits of individual clients. Cambr utilizes the Cambr platform to facilitate the placement of the Bank of Record depositors’ funds into destination banks. ▪ Cambr has relationships with leading embedded finance companies and their partner banks to provide them these deposit services. ▪ Cambr allocates these deposits to a network of banks. ▪ Cambr generates revenue through a revenue share based on the interest income derived from the bank network.

Management Team

National Bank Holdings CORPORATION

Experienced Management Team



Tim Laney
Chairman & CEO
(44 years in banking)

- Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business
- Senior management roles in small business, commercial banking, private banking, corporate marketing and change management and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida



Richard Newfield
Chief Risk Management Officer
(41 years in banking)

- Head of Business Services Credit at Regions Financial
- Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America



John Steinmetz
Executive Vice Chair and Managing Director of Strategic Initiatives at NBH Bank
(23 years in banking)

- Previously Vice Chairman and CEO of Vista Bancshares, Inc. and Vice Chairman, President and CEO of Vista Bank
- Repositioned Vista Bank into a modern commercial institution, driving expansion into major Texas metro markets and underserved communities, and championed a disciplined execution culture



Nicole Van Denabeele
Chief Financial Officer
(22 years in financial industry)

- Previously Chief Accounting Officer at NBHC and President of Bank Midwest
- Controller at Polsinelli, PC
- Senior Vice President, Assistant Controller at UMB Financial Corporation
- Auditor at Deloitte, LLP



Aldis Birkans
President
(27 years in financial industry)

- Previously Chief Financial Officer at NBHC
- Previously Senior Vice President, Treasurer at NBHC
- Vice President, Assistant Treasurer at M&I Bank
- Senior Vice President, Corporate and Investment Bank Treasury at Citigroup



Angela Petrucci
Chief Administrative Officer & General Counsel
(25 years in legal and banking)

- Previously Senior Vice President, General Counsel at NBH Bank
- In House Counsel at Accenture
- Associate at Chapman and Cutler LLP
- Started career as a commercial banker at First Chicago Bank (now JP Morgan Chase)



Dan Sznewajs
Chief Corporate Development Officer & Treasurer
(22 years in financial industry)

- Previously Director of Financial Planning & Analysis at NBHC
- Vice President, Financial Institutions Group at Goldman Sachs
- Commissioned Examiner in the Safety & Soundness Division at the Federal Reserve Bank of Chicago

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31 Management & Directors NBHC MANAGEMENT & DIRECTORS BENEFICIAL OWNERSHIP(1) PERCENT OF CLASS(2) G. Timothy Laney 937,251 2.05% Aldis Birkans 322,058 0.7% Nicole L. Van Denabeele 23,117 0.05% Richard U. Newfield, Jr. 198,734 0.43% Angela N. Petrucci 44,891 0.10% John Steinmetz 765,172 1.68% Dan Sznewajs 5,803 0.01% Ralph W. Clermont 76,346 0.17% Robert E. Dean 32,998 0.07% Robin A. Doyle 5,230 0.01% Alka Gupta 10,539 0.02% Fred J. Joseph 25,175 0.06% Kirk A. McLaughlin 602,339 1.32% Patrick G. Sobers 22,519 0.05% Micho F. Spring 35,663 0.08% Art Zeile 17,349 0.04% All current NBHC executive officers and directors as a group (16 persons) 3,125,184 6.81% Beneficial Ownership (as of 3/24/26) 1) Reflects number of shares of NBHC Common Stock beneficially owned as of March 24, 2026, based on NBHC’s review of filings with the SEC and information provided by the individuals. Includes unvested restricted shares for which the director or officer has voting power and shares issuable upon the exercise of options as well as indirect ownership. Does not include unvested performance stock units. (2) Calculated in accordance with Item 403 of Regulation S-K and based on 44,692,472 shares of Class A common stock outstanding and entitled to vote and 952,463 shares of unvested restricted stock entitled to vote.

Corporate Governance

33 Best Practices in Governance and Compensation Corporate Governance ✓ Independent Lead Director with robust role and responsibilities ✓ Majority independent Board ✓ No short-selling, hedging, or pledging of NBHC shares (applies to all NBHC directors and executive officers) ✓ Annual election of Board members ✓ Fully independent Audit & Risk, Compensation, and Nominating & Governance Committees ✓ Annual Director and Committee evaluation process ✓ Board-adopted Code of Conduct that applies to all directors, officers, and employees ✓ Published Corporate Governance Guidelines Executive Compensation ✓ More than a majority of NEO compensation is performance-based / at risk ✓ Strong link between financial and operational goals, shareholder value creation, and executive compensation ✓ Conduct shareholder engagement on compensation- and governance-related issues, and respond to shareholder feedback as appropriate ✓ Stock ownership guidelines for executives (5x base salary for CEO and up to 4x base salary for other NEOs) and non-employee directors (5x annual Board cash retainer) ✓ Clawback policy for recoupment of incentive compensation in the event of a material restatement of financial or operating results ✓ Double-trigger change-in-control requirement before vesting of outstanding, unvested equity awards is accelerated; no tax gross ups ✓ Use an independent compensation consultant ✓ Conduct annual risk assessment of compensation program ✓ Conduct annual say-on-pay vote ✓ Limited perquisites for NEOs NBHC’s corporate governance policies and executive compensation practices support our business and align with best practices

NBHC Board of Directors

National Bank Holdings Corporation



G. Timothy Laney

- CEO and Chairman
- Former Sr Executive VP & Head of Business Services at Regions Financial
- 24-year tenure at Bank of America, and a member of Bank of America's Management Operating Committee



Robert E. Dean
A C N* I

- Former Senior Managing Director of Ernst & Young Corporate Finance
- Practiced corporate, banking and securities law with Gibson, Dunn & Crutcher



Alka Gupta
A C I

- Fortune 500 executive and tech entrepreneur with deep experience in digital transformation
- Currently a Venture Partner at Fin Venture Capital
- Co-Founder of and former President at GlobaliD, Inc..



Kirk A. McLaughlin
A C I

- Former Chairman of the Board of Directors of Vista Bancshares, Inc. and Vista Bank
- 40+ years of financial services experience



Micho F. Spring
A N I

- Former chair of Global Corporate Practice at Weber Shandwick
- Formerly CEO of Boston Telecommunications Company
- Served four years as Deputy Mayor of Boston



Ralph W. Clermont
A* C N I

- Independent Lead Director
- Former Managing Partner of KPMG, St. Louis office
- 39+ years of banking and audit experience



Robin A. Doyle
A I

- Served in several senior management roles over a 28-year career at J.P. Morgan, including as an executive member of J.P. Morgan's board of directors risk policy committee
- Founding board member for the Rutgers Business School Center for Women in Business



Fred J. Joseph
A N I

- Financial services regulator for 30 years as the Banking and Securities Commissioner for the State of Colorado
- Member of the Investor Issues Committee for FINRA



Patrick Sobers
I

- Several leadership positions at Bank of America, including Southeast Region's Consumer Banking Executive
- 30+ years of financial services experience
- Member of NBH Bank's board of directors since 2017
- 10 years with NBH Bank (Former EVP, Head of Business and Consumer Banking)



Art Zeile
A C* I

- Current CEO of DHI Group
- Extensive experience in software, telecommunications, internet, datacenter and security technologies, with a particular focus on cybersecurity
- Began career as an Officer in the U.S. Air Force

A Audit & Risk · C Compensation · N Governance & Nominating · I Independent · * Committee Chair · [dashed box] Appointed within the last five years

Robust Independent Lead Director Responsibilities

- Mr. Clermont presides at all Board meetings where the Chairman is not present and at all executive sessions of independent Directors
- Acts as liaison between Chairman and independent Directors
- Reviews and approves Board meeting agendas and information presented to Board
- Engages with major shareholders as needed
- As the Independent Lead Director, Mr. Clermont is an ex officio member of all Board committees with full voting rights

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35 NBHC Board Represents a Diverse Range of Qualifications and Skills

Board's Role in Oversight of Risk

National Bank Holdings CORPORATION

The Board is actively engaged in NBHC's risk management

Robust Risk Oversight at Board Level

Risk	Board Oversight	Actions
Cybersecurity • *Evolving nature and complexity of the threats from organized cybercriminals and hackers*	NBHC Audit & Risk Committee is responsible for oversight of, among other things, legal, compliance, financial, operational (including cybersecurity) and reputational risks	• The Company employs detection and response mechanisms designed to contain and mitigate security incidents. The Audit & Risk Committee is updated quarterly on information security, cybersecurity trends and artificial intelligence, and receives an annual report on the Company's Information Security Risk Assessment efforts.
Human Capital • *Board Refreshment - Stagnant boards are not only concerning to shareholders, but are also viewed unfavorably by proxy advisers* • *Executive talent development and succession planning for key executives is important as leadership continuity directly affects company value, risk, and long-term performance*	NBHC Compensation Committee oversees the Company's talent management and succession planning process; NBHC Nominating and Governance Committee considers diversity of experience in its assessment of potential nominees to the Board	• The NBHC Board has added 4 new directors in the last 5 years to promote diversity of tenure, experience and backgrounds. • The appointments of Mr. Birkans to President, Ms. Van Denabeele to CFO and Mr. Steinmetz to Executive Vice Chair and Executive Managing Director of Strategic Initiatives, NBH Bank, are recent examples of the Company's executive succession processes
Market/Credit Risk • *NBH's business is highly susceptible to credit risk and market fluctuations in the value of real estate and other collateral*	NBHC Audit & Risk Committee is responsible for the oversight of, among other things, the Company's market, credit and liquidity risk	• The Company has implemented strict credit concentration limits by industry and real estate type; requires credit decisions to be made independent of bankers and line management; regularly reviews detailed credit reporting, including risk mitigation trends; and oversees credit stress testing twice a year. • The NBHC Audit & Risk Committee adopts and oversees comprehensive liquidity and market risk policies.
Compensation • *Misalignment between the compensation program and business strategy can result in substantial risk for the Company and its shareholders*	NBHC Compensation Committee oversees compensation risk to identify any practices that present unacceptable risk to NBH	• The Compensation Committee oversees an annual risk assessment of the Company's incentive compensation practices.

36

37 Executive Compensation Program Long-Term Incentive Award 39% Annual Cash Incentive Award 31% Base Salary 30% Components of Executive Compensation (2025) 2024 Compensation Breakdown Additional Compensation Features Component Metrics Base Salary (Cash) • Reviewed annually Annual Cash Incentive Award (At-Risk Cash) • 2025 Corporate Measures: − Core Net Income (40%) − Asset Quality (Non-Performing Assets Ratio) (30%) − Enterprise Risk Management (Qualitative) (15%) − Qualitative - Individual (15%) Long-Term Incentive Award (PSUs & Restricted Stock) • 3-year Cumulative Adjusted EPS • 3-year Relative Total Shareholder Return • 3-year Relative Return on Tangible Assets (ROTA) Link to Strategy • Among other things, attract and retain executives capable of driving achievement of the Company’s strategic objectives • Ensure the goals and interests of management are aligned with those of our shareholders, clients, and communities we serve • Balance compensation to reward both short-term results and the strategic decisions and actions necessary to run a sustainable business and create long-term value • Motivate executives to deliver a high level of performance and achieve strategic goals within clear and acceptable risk parameters • Attract and retain highly qualified executives through a balance of cash and equity compensation • Financial metrics and relative targets established are a reflection of what the Compensation Committee deems important to align NEO performance with the achievement of the Company’s strategic goals and key long-term financial targets • Evaluate executive compensation and Company performance relative to peers • Stock Ownership Guidelines: − CEO: 5x base salary − OTHER Executive Officers: (up to 4x base salary) • Pursuant to NYSE and SEC rules, we adopted a compensation recovery policy to recover performance-based compensation from executive officers after a material accounting restatement. Clawback provisions are also in place in all executive officer employment and equity award agreements for financial misstatements and other misconduct • Usage of an independent compensation consultant (Pay Governance) • Frequent outreach to shareholders • Greater emphasis on “at risk” pay since 2014 Compensation Metrics Tied to Long-Term Strategy CEO 2025 Compensation Breakdown Other NEOs At Risk At Risk: 70% At Risk: 61% NBH’s executive compensation practices align management incentives with long-term shareholder interests Long-Term Incentive Award 31% Annual Cash Incentive Award 30% Base Salary 39%

38 Doing Good at NBH Environmental ▪ Manage our environmental footprint by using environmentally conscious office products and materials and evaluating the efficient use of our office and banking center space. ▪ Continued investment in our mobile and digital platforms, contributing to a reduction in paper and fuel emissions. ▪ Providing financing to businesses engaged in green or sustainable activities and exploring opportunities to support these industries. Community Engagement & Support ▪ Support a number of causes with a focus on helping people find work, affordable housing, and become financially empowered. ▪ Grant associates eight paid hours each year to donate their time to non-profit organizations. ▪ Completed our 2025 Do More Charity Challenge® and Do More Concert ® in Utah, bringing our total contribution to over $2.0 million to nonprofits in the communities we serve since inception of our do more initiatives. Human Capital ▪ We believe that our Company’s long-term success is deeply tied to having a dedicated and engaged workforce and a commitment to the communities we serve. ▪ We strive for all of our associates to feel safe and empowered at work. ▪ We maintain a whistleblower hotline accessible 24/7 that allows associates and others to anonymously report concerns. ▪ We invest in the professional development and long-term financial stability of our workforce by offering tuition reimbursement and the opportunity to participate in our 401(k) plan, which includes contribution matches from the Company. Additionally, we offer a stock purchase plan to our associates to purchase shares in our Company at a 10% discount. NBH’s long-standing commitment to “Doing Good” in all of its business activities

Appendix

Reconciliation of Non-GAAP Measures 40 (1) Represents acquisition-related expenses related to the Bank of Jackson Hole and Rock Canyon Bank acquisitions in 2022, and the Vista acquisition in 2025 and 2026. (2) Represents the loss on security sales incurred as part of the Company's strategic balance sheet management during the fourth quarter of 2025 and 2024. ($ in millions, except per share)

Reconciliation of Non-GAAP Measures (cont’d) 41 ($ in millions, except per share) (1) Presented on a fully taxable equivalent basis using the statutory tax rate of 21%. (2) Represents a non-GAAP financial measure. YE22 adjusted for $15.1 million of acquisition-related expenses. YE24 adjusted for $6.6 million of non-recurring loss on security sales. YE25 adjusted for $7.2 million of acquisition-related expenses and $3.3 million of non-recurring loss on security sales. YTD26 adjusted for $14.3 million of acquisition-related expenses and $1.0 million of restructuring expenses.

Reconciliation of Non-GAAP Measures (cont’d) 42 ($ in millions, except per share)

Thank you!